UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

European Sustainable Growth Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39917	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Arch Street

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 983-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	EUSGU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share	EUSG	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share for $11.50 per share	EUSGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 10, 2021, European Sustainable Growth Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 367833 (the “Company”), entered into the Business Combination Agreement, as defined and described below, and certain other agreements related thereto, each as described below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Business Combination Agreement

On August 10, 2021, the Company, ads-tec Energy plc, an Irish public limited company duly incorporated under the laws of Ireland and a wholly owned subsidiary of the Company (“Irish Holdco”), EUSG II Corporation, an exempted company incorporated in the Cayman Islands with limited liability under company number 379118 and a wholly subsidiary of Irish Holdco (“New SPAC”), Bosch Thermotechnik GmbH, based in Wetzlar and entered in the commercial register of the Wetzlar Local Court under HRB 13 (“Bosch”), ads-tec Holding GmbH, based in Nürtingen and entered in the commercial register of the Stuttgart Local Court under HRB 224527 (“ADSH”, together with Bosch, the “Sellers” and each individually, a “Seller”), and ads-tec Energy GmbH, based in Nürtingen and entered in the commercial register of the Stuttgart Local Court under HRB 762810 (“ADSE”), entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) the Company will merge with and into New SPAC, with New SPAC being the surviving company in such merger (the “SPAC Merger”), (ii) following the SPAC Merger, Bosch will transfer to Irish Holdco, and Irish Holdco will acquire from Bosch certain Company Shares in exchange for the Cash Consideration (the “Bosch Acquisition”), and (iii) concurrently with the Bosch Acquisition, the Sellers will transfer as contribution to Irish Holdco, and Irish Holdco shall assume from the Sellers, certain Company Shares in exchange for the Share Consideration (the “Share-for-Share Exchange” and, together with the SPAC Merger, the Bosch Acquisition and the other transactions contemplated by the Business Combination Agreement and the Transaction Documents, the “Transactions”).

To effectuate the Bosch Acquisition, Irish Holdco and Bosch will enter into the Cash Consideration Transfer Agreement (the “Cash Consideration Transfer Agreement”), pursuant to which, and subject to the condition precedent within the meaning of §158 para. 1 of the German Civil Code, the Cash Consideration will be credited to an account or accounts designated by Bosch in accordance with the Business Combination Agreement (such payment the “Cash Consideration Closing”), Bosch will transfer and assign to Irish Holdco, and Irish Holdco will accept such transfer and assignment from Bosch the Acquired Shares and all rights attaching to them at the Cash Consideration Closing. To effectuate the Share-for-Share Exchange, Irish Holdco and the Sellers will enter into the Share Consideration and Loan Transfer Agreement (the “Share and Loan Consideration Transfer Agreement”), pursuant to which, and subject to the condition precedent within the meaning of Section 158 para. 1 of the German Civil Code, the Bosch Share Consideration has been delivered to Bosch and the ADSH Share Consideration has been delivered to ADSH, respectively in accordance with the Business Combination (such delivery of the Share Consideration the “Share Consideration Closing”), and in accordance with the Business Combination Agreement, (a) Bosch shall transfer to Irish Holdco, and Irish Holdco shall accept from Bosch the Bosch Contributed Shares (as defined in the Share and Loan Consideration Transfer Agreement) and all rights attaching to them at the Share Consideration Closing and (b) ADSH shall transfer to Irish Holdco, and Irish Holdco shall accept from ADSH the ADSH Contributed Shares (as defined in the Share and Loan Consideration Transfer Agreement) and all rights attaching to them at the Share Consideration Closing.

The foregoing description of the Cash Consideration Agreement and the Share and Loan Consideration Transfer Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Cash Consideration Agreement and the form of Share and Loan Consideration Transfer Agreement, respectively, copies of which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing (as defined below) covenants of the parties, including the obligation of ADSE and its subsidiaries to conduct their respective businesses in the ordinary course and to refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement.

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto. Additionally, under the terms of the Business Combination Agreement, Irish Holdco agreed that for a period of six (6) years from the closing of the Business Combination (the “Closing”), it will indemnify and hold harmless each present and former director and officer of ADSE, the Company, New SPAC, and Irish Holdco against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest extent that ADSE, the Company, New SPAC, or Irish Holdco (as applicable) would have been permitted under applicable Law and the organizational documents of ADSE, the Company, New SPAC or Irish Holdco (as applicable) in effect on the date of the Business Combination Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law).

Conditions to the Parties’ Obligations to Consummate the Business Combination

Mutual

The obligations of the Sellers, ADSE, the Company, Irish Holdco and New SPAC to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions:

(a) the requisite approval by the Company’s stockholders;

(b) the absence of specified adverse laws, injunctions or orders;

(c) the Irish Holdco Ordinary Shares, the Irish Holdco Public Warrants, and the Irish Holdco Founders Warrants have been accepted for listing on the Nasdaq Capital Market (“Nasdaq”) or another national securities exchange mutually agreed to by the parties to the Business Combination Agreement;

(d) the Company has net tangible assets of at least $5,000,001 after giving effect to the Private Placement (as defined below) and following the exercise of Redemption Rights;

(e) the amount of Available Cash shall not be less than an amount equal to the Closing Payments plus $5,000,000;

(f) Irish Holdco has entered into a composition agreement with the Revenue Commissioners of Ireland and a Special Eligibility Agreement for Securities with the Depository Trust Company in respect of the Irish Holdco Ordinary Shares and Irish Holdco Public Warrants, both of which will be in full force and effect and enforceable in accordance with their terms;

(g) the Registration Statement / Proxy Statement has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), no stop order suspending the effectiveness of the registration statement is in effect, and no proceedings for purposes of suspending the effectiveness of the Registration Statement/ Proxy Statement have been initiated or threatened by the SEC; and

(h) each of the Company and the Sellers has received evidence reasonable satisfactory to such Party that Irish Holdco qualifies as a foreign private issuer pursuant to Rule 3b-4 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the Closing and Irish Holdco has not received any written objection to such determination.

The Company, Irish Holdco and New SPAC

The obligations of the Company, Irish Holdco and New SPAC to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a) (i) the representations and warranties of each Seller in (x) Section 3.03 of the Business Combination Agreement will be true and correct in all respects as of the date of the Business Combination Agreement and the Closing and (y) the other provisions of Article III of the Business Combination Agreement will be true and correct in all material respects (except for those representations and warranties that are qualified by “materiality” or similar qualifiers, which shall be true and correct in all respects) as of the date of the Business Combination Agreement and the Closing (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such specified date), and (ii) the representations and warranties of ADSE in (x) Section 4.01, Section 4.02, Section 4.04, Section 4.05(a) and Section 4.21 of the Business Combination Agreement will each be true and correct in all material respects (except for those representations and warranties that are qualified by “materiality” or “Company Material Adverse Effect” or similar qualifiers, which will be true and correct in all respects) as of the date of the Business Combination Agreement and the Closing (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), (y) Section 4.03 of the Business Combination Agreement will be true and correct in all respects as of the date of the Business Combination Agreement and the Closing and (z) the other provisions of Article IV will be true and correct in all respects (without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Closing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect;

(b) each Seller and ADSE will have performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Closing;

(c) each Seller will have delivered to the Company a certificate, dated the date of the Closing, signed by an officer of such Seller, certifying as to the satisfaction of the conditions specified in Section 8.02(a), Section 8.02(b) and Section 8.02(d) of the Business Combination Agreement with respect to such Seller;

(d) no Company Material Adverse Effect shall have occurred since the date of the Business Combination Agreement; and

(e) all parties to the Registration Rights Agreement and Lock-Up Agreement (other than Irish Holdco and the holders of equity securities of the Company prior to the Closing contemplated to be party thereto) will have delivered, or cause to be delivered, to the Company a copy of the Registration Rights Agreement and the Lock-Up Agreement, each duly executed by all such parties.

The Sellers and ADSE

The obligations of each Seller and ADSE to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following additional conditions:

(a) the representations and warranties of the Company, Irish Holdco and New SPAC contained in (i) Section 5.01, Section 5.02, Section 5.04, Section 5.05(a)(i) and Section 5.12 of the Business Combination Agreement will each be true and correct in all material respects (except for those representations and warranties that are qualified by “materiality” or “SPAC Material Adverse Effect” or similar qualifiers, which will be true and correct in all respects) as of the date of the Business Combination Agreement and the Closing (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), (ii) Section 5.03 of the Business Combination Agreement will be true and correct in all respects except for de minimis inaccuracies as of the date of the Business Combination Agreement and as of the Closing as though made on and as of such date (except to the extent of any changes that reflect actions permitted in accordance with Section 6.02 of the Business Combination Agreement and except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to ADSE, the Company, Irish Holdco, New SPAC or their Affiliates and (iii) the other provisions of Article V of the Business Combination Agreement will be true and correct in all respects (without giving effect to any “materiality,” “SPAC Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Closing as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a SPAC Material Adverse Effect;

(b) the Company, Irish Holdco and New SPAC will have performed or complied in all material respects with all other agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Closing;

(c) the Company will have delivered to the Sellers a certificate, dated the date of the Closing, signed by the President of the Company, certifying as to the satisfaction of the conditions specified in Section 8.03(a), and Section 8.03(b) of the Business Combination Agreement;

(d) the officers of the Company and the members of the SPAC Board shall have executed written resignations effective as of the SPAC Merger Effective Time;

(e) Irish Holdco and the holders of equity securities of the Company prior to the Closing contemplated to be party thereto will have delivered to Sellers a copy of the Registration Rights Agreement and Lock-Up Agreement, each duly executed by such parties; and

(f) the amount of Available Cash will not be less than One Hundred and Fifty Million Dollars ($150,000,000).

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of the Company and the Sellers; (ii) by the Company or the Sellers upon the occurrence of any of the following: (a) if the Closing of the Business Combination Agreement has not occurred prior to the date that is six (6) months days after the date of the Business Combination Agreement (the “Outside Date”), unless extended pursuant to the Business Combination Agreement, provided however, that the Business Combination Agreement may not be terminated by or on behalf of any party that is either directly or indirectly through its affiliates in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach is the cause of the failure of a condition to the parties’ obligation to close; (b) if any Governmental Authority has enacted, issued, promulgated, enforced or entered any injunction, order decree ruling which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting the consummation of the Transactions; and (c) if at the final adjournment of the extraordinary general meeting of the stockholders, any of the Transaction Proposals fails to receive the requisite vote for approval; (iii) by the Company in the event any representation, warranty, covenant or agreement by the Sellers or ADSE has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that the Company has not waived such breach and that the Company, Irish Holdco and New SPAC are not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by the Sellers or ADSE, the Company may not terminate for so long as the Sellers and ADSE continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date or (iv) by either Seller in the event any representation, warrant, covenant or agreement by the Company, Irish Holdco or New SPAC has been breached or has become untrue such that the conditions to Closing would not be satisfied, provided however, that such Seller has not waived such breach and that the Sellers and ADSE are not then in material breach of their representations, warranties, covenants or agreements under the Business Combination Agreement; provided, further, that if such breach is curable by the Company, Irish Holdco or New SPAC, the Sellers may not terminate for so long as the Company, Irish Holdco and New SPAC continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured by the earlier of 30 days after notice of such breach and the Outside Date.

Related Registration Rights Agreement

Concurrently with the Closing of the Business Combination, Irish Holdco will enter into the Registration Rights Agreement (the “Registration Rights Agreement”) with certain holders of Irish Holdco Ordinary Shares (the “Holders”), pursuant to which Irish Holdco will be obligated, subject to the terms thereof and in the manner contemplated thereby, to register for resale under the Securities Act, all or any portion of the Irish Holdco Ordinary Shares held by the Holders as of the date of the Registration Rights Agreement, and that they may acquire thereafter, including upon the conversion, exchange or redemption of any other security therefor (the “Registrable Securities”). Irish Holdco has agreed to file and cause to become effective a registration statement covering the Registrable Securities held by such Holder making a demand for registration. Under the Registration Rights Agreement, the Holders will also have “piggyback” registration rights that allow them to include their Irish Holdco Ordinary Shares in certain registrations initiated by Irish Holdco. Subject to the terms of the Registration Rights Agreement, Irish Holdco also agreed that it will prepare and file or cause to be prepared and filed with the SEC, no later than thirty (30) days following Closing, a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act or any successor thereto registering the resale from time to time by each Holder of all of the Registrable Securities held by such Holder (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement will be on Form F-3 (or if Form F-3 is not available to be used by Irish Holdco at such time, on Form F-1 or another appropriate form permitting registration of such Registrable Securities for resale). Irish Holdco shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as practicable after filing, but in no event later than 180 days following Closing. Once effective, the Irish Holdco shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement continuously effective and to be supplemented and amended to the extent necessary to ensure that such Resale Shelf Registration Statement is available or, if not available, to ensure that another registration statement is available, under the Securities Act at all times until all Registrable Securities covered by such Resale Shelf Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Resale Shelf Registration Statement or have ceased to be Registrable Securities.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, LRT Capital1 LLC, a Delaware limited partnership (the “Sponsor”), LHT Invest AB, a Swedish limited company (“LHT Invest”) (the Sponsor and LHT Invest, collectively, the “Sponsor Parties” and individually, a “Sponsor Party”), ADSE, and the Company, entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”) pursuant to which the Sponsor Parties agreed, among other things, subject to the terms and conditions of the Sponsor Support Agreement, (a) to vote in favor of the approval and adoption of the Business Combination Agreement and the approval of the SPAC Merger, the other Transactions and the other Transaction Proposals (as defined in the Business Combination Agreement), (b) against any action, agreement or transaction or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company, Irish Holdco or New SPAC under the Business Combination Agreement or that would reasonably be expected to result in the failure of the SPAC Merger or the other Transactions from being consummated, (c) to abstain from exercising any redemption rights with respect to the Sponsor SPAC Shares (as defined in the Sponsor Support Agreement) held by the Sponsor Parties, (d) to refrain from selling, assigning, transferring (including by operation of law), pledging, disposing of or otherwise encumbering any of the SPAC Sponsor Shares held by such Sponsor Party or otherwise agreeing to do any of the foregoing, (e) to refrain from depositing any of the SPAC Sponsor Shares held by such Sponsor Party into a voting trust or entering into a voting agreement or arrangement or grant any proxy or power of attorney with respect to any of the SPAC Sponsor Shares held by such Sponsor Party that is inconsistent with the provisions of the Sponsor Support Agreement, or (e) refrain from entering into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any of the SPAC Sponsor Shares held by such Sponsor Party; provided, that the foregoing shall not prohibit the transfer of such SPAC Sponsor Shares to an affiliate of such Sponsor Party, but only if such affiliate of such Sponsor Party shall execute the Sponsor Support Agreement or a joinder agreeing to become a party to Sponsor Support Agreement. The Sponsor Support Agreement also includes, among other things, a waiver by each Sponsor Party of its anti-dilution protection as set forth in Article 17.3 of the SPAC Formation Documents. The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

.Subscription Agreements

In advance of the entry into the Business Combination Agreement, the Company and Irish Holdco entered into the Subscription Agreements (the “Subscription Agreements”) with certain qualified institutional buyers and accredited investors (collectively, the “Investors”), pursuant to which, among other things, the Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Investors, 15.6 million newly issued ordinary shares of the Company (the “Private Placement”) for gross proceeds of approximately $156 million. The proceeds from the Private Placement will be used to fund a portion of the cash consideration required to effect the Business Combination. The Private Placement is expected to be consummated at least one (1) Business Day prior to the SPAC Merger Effective Time (as defined in the Business Combination Agreement), and the Business Combination is contingent upon, among other things, the closing of the Private Placement.

Pursuant to the Subscription Agreements, Irish Holdco agreed that, within thirty (30) calendar days after the consummation of the Transactions, Irish Holdco will file with the SEC (at Irish Holdco’s sole cost and expense) a registration statement registering the resale of the Irish Holdco Ordinary Shares purchased by the Investors, and that Irish Holdco shall use commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, subject to certain terms and conditions as described in the Subscription Agreements.

The Subscription Agreements also provide that they will terminate, notwithstanding that the PIPE Closing (as such term in defined in the Subscription Agreements) has not occurred, upon the earlier to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) the mutual written agreement of each of the parties thereto to terminate the applicable Subscription Agreement, (iii) if, upon Closing Date, any of the conditions set forth in Section 3 of the Subscription Agreement have not been satisfied or waived by the party entitled to grant such waiver, (iv) the date that is six (6) months after the date of the execution of the Business Combination Agreement and (v) the date that is six (6) months after the date of the applicable Subscription Agreement.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Class A Shares and the Company’s warrants are currently listed for trading on the Nasdaq Capital Market under the symbols “EUSG” and “EUSGW,” respectively. In addition, certain of Class A Shares and the Company’s warrants currently trade as units consisting of one Class A Share and one-half of one warrant, and are also listed for trading on the Nasdaq Capital Market under the symbol “EUSGU.” As a result of the Business Combination (i) each Class A Share will be automatically cancelled in exchange for the issue to the holder of one (1) Irish Holdco Ordinary Share and (ii) the Company’s warrants will remain outstanding but shall be automatically adjusted to become substantially similar warrants of Irish Holdco which will be exercisable for Irish Holdco Ordinary Shares. In connection with the Closing (i) the Company’s units will automatically separate into the component securities and will no longer trade as a separate security, (ii) following the cancellation of Class A Shares in exchange for Irish Holdco Ordinary Shares and the automatic adjustment of the Company’s warrants into warrants of Irish Holdco described above, all of the Company’s ordinary shares, units and warrants will be delisted from the Nasdaq Stock Market and will cease to be publicly traded and (iii) Irish Holdco will list its ordinary shares and warrants for trading on the Nasdaq Stock Market.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under “Subscription Agreements” is incorporated by reference herein. The ordinary shares of the Company to be issued pursuant to the Subscription Agreements will not be registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On August 11, 2021, the Company announced in a joint press release that they had entered into the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

On August 11, 2021, the Company provided information regarding the proposed Business Combination in an investor presentation, a copy of which is furnished as Exhibit 99.2 hereto.

The information furnished in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement, dated August 10, 2021, by and among European Sustainable Growth Acquisition Corp., ads-tec Energy plc, EUSG II Corporation, Bosch Thermotechnik GmbH, ads-tec Holding GmbH and ads-tec Energy GmbH.
10.1	Form of Cash Consideration Transfer Agreement, by and between Bosch Thermotechnik GmbH and ads-tec Energy plc.
10.2	Form of Share Consideration and Loan Transfer Agreement, by and among Bosch Thermotechnik GmbH, Robert Bosch Gesellschaft mit beschränkter Haftung, ads-tec Holding GmbH and ads-tec Energy plc.
10.3	Sponsor Support Agreement, dated August 10, 2021, by and among European Sustainable Growth Acquisition Corp., ads-tec Energy GmbH, RT Capital1 LLC and LHT Invest AB.
10.4	Form of Subscription Agreement, by and between European Sustainable Growth Acquisition Corp., ads-tec Energy plc and the subscribers named therein.
99.1	Press Release, dated August 11, 2021.
99.2	Investor Presentation, dated August 11, 2021.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

Legend Information

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the proposed merger of the Company into New SPAC and the proposed acquisition of the shares of ADSE by Irish Holdco, Irish Holdco’s and the Company’s ability to consummate the transaction, the benefits of the transaction and Irish Holdco’s future financial performance following the transaction, as well as Irish Holdco’s and the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Irish Holdco and the Company disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Irish Holdco and the Company caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Irish Holdco and the Company. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of ADSE’s business and expansion strategy; (4) consumer failure to accept and adopt electric vehicles; (5) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated; (6) the possibility that ADSE’s technology and products could have undetected defects or errors; (7) the effects of competition on ADSE’s future business; (8) the inability to successfully retain or recruit officers, key employees, or directors following the proposed business combination; (9) effects on the Company’s public securities’ liquidity and trading; (10) the market’s reaction to the proposed business combination; (11) the lack of a market for the Company’s securities; (12) the Company’s and ADSE’s financial performance following the proposed business combination; (13) costs related to the proposed business combination; (14) changes in applicable laws or regulations; (15) the possibility that the novel coronavirus (“COVID-19”) may hinder the Company’s ability to consummate the business combination; (16) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of the Company, Irish Holdco or ADSE; (17) the possibility that the Company or ADSE may be adversely affected by other economic, business, and/or competitive factors; and (18) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by the Company. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Irish Holdco’s and the Company’s expectations and projections can be found in the Company’s initial public offering prospectus, which was filed with the SEC on January 22, 2021. In addition, the Company’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information For Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed business combination, Irish Holdco will file with the SEC a registration statement on Form F-4, which will include a prospectus of Irish Holdco and a proxy statement of the Company. Irish Holdco and the Company also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of the Company. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Irish Holdco and the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Irish Holdco, the Company, Bosch, ADSH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s initial public offering prospectus, which was filed with the SEC on January 22, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Additional Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Irish Holdco will file a registration statement on Form F-4 and the related proxy statement/prospectus with the SEC. Additionally, Irish Holdco and the Company will file other relevant materials with the SEC in connection with the proposed merger of the Company into New SPAC and the proposed acquisition from the Sellers of the shares of ADSE by Irish Holdco. The materials to be filed by Irish Holdco and the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of the Company are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Irish Holdco, the Company, Bosch, ADSH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s initial public offering prospectus, which was filed with the SEC on January 22, 2021, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

European Sustainable Growth Acquisition Corp.

	By:	/s/ Karan Trehan
		Name:	Karan Trehan
		Title:	President

Dated: August 11, 2021